Filed pursuant to Rule 497(a)
Registration No. 333-203511
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Hercules Capital, Inc. (“Hercules Capital”) (rated BBB- / BBB+ by S&P / Kroll) has engaged Morgan Stanley and Wells Fargo Securities to arrange a series of fixed income investor calls commencing on Tuesday, September 27th. A benchmark size SEC registered senior unsecured transaction is expected to follow, subject to market conditions. A NetRoadshow presentation will be made available for the investor calls.

Wells Fargo Securities is coordinating logistics.

Roadshow schedule:

Tuesday, September 27th — Telephonics (2pm to 5pm ET)

Wednesday, September 28th — Telephonics (8am — 5pm ET)

Thursday, September 29th — Telephonics (8am — 4pm ET)

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Hercules Capital before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Hercules Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Hercules Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. Any offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, New York, NY 10014, Attn: Prospectus Department, or email prospectus@morganstanley.com, or telephone: 1-866-718-1649 or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 6453751, or by email: wfscustomerservice@wellsfargo.com.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.